UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

iBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

9 Innovation Way, Suite 100
Newark, Delaware 19711
(Address of principal executive offices, including zip Code)

(302) 355-0650
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On December 18, 2012, Jules A. Müsing resigned from the Board of Directors (the “Board”) of iBio, Inc. (the “Company”).

(d) Appointment of New Director

On December 18, 2012, the Board voted to appoint Seymour Flug to serve on the Board, filling the vacancy created by Mr. Müsing’s departure. Mr. Flug will be one of the Board’s Class III directors, whose members’ terms expire at the Company’s annual meeting to be held in late 2014.

There is no arrangement or understanding between Mr. Flug and any other person, pursuant to which Mr. Flug is to be appointed as a director. Mr. Flug is not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Flug was appointed to serve on the Audit Committee of the Board.

In connection with his appointment, Mr. Flug was granted a stock option to purchase 60,000 shares of the Company’s common stock under the Company’s stock incentive plan, which shall vest in three equal annual installments beginning on the first day of Mr. Flug’s service, at an exercise price set at the last trading price on the date of appointment.

On December 21, 2012, the Company issued a press release announcing the appointment of Mr. Flug as well as the addition of Andrea Corcoran, the Company’s new Senior Vice President, Finance and Strategy. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2012 Annual Meeting of Stockholders, Proposals 1 and 2 were each approved by the Company’s stockholders. The proposals are described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 16, 2012. The final voting results of the 2012 Annual Meeting are set forth below.

Proposal 1 - Election of Directors - The Company’s stockholders elected Robert B. Kay, General James T. Hill and Arthur Y. Elliott, Ph.D. to serve as Class I directors of the Company for a three-year term expiring in 2015. The voting results for each of these individuals were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes

Robert B. Kay	25,506,547	246,803	15,862,617

General James T. Hill	25,507,958	245,392	15,862,617

Arthur Y. Elliott, Ph.D.	25,520,471	232,879	15,862,617

Proposal 2 - Ratification of the Company’s Independent Registered Public Accounting Firm - The Company’s stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. The voting results were 41,345,742 shares “FOR,” 195,670 shares “AGAINST,” and 74,555 abstentions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of iBio, Inc., issued December 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO, INC.

Date: December 21, 2012	By:	/s/ Douglas Beck, CPA

Douglas Beck, CPA
Chief Financial Officer